UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 1, 2016, Blonder Tongue Laboratories, Inc. (the “Company”), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company (“RLD” and with the Company, collectively, “Borrower”), and Santander Bank, N.A. (“Santander”) entered into a Thirteenth Amendment to Revolving Credit, Term Loan and Security Agreement (the “Thirteenth Amendment”), to amend that certain Revolving Credit, Term Loan and Security Agreement dated August 6, 2008, as amended by the previous twelve amendments (as amended to date including the Thirteenth Amendment, collectively, the “Loan Agreement”).

The Thirteenth Amendment extends the termination date of the Loan Agreement and the “Additional Availability Period” under the Loan Agreement from February 1, 2016 to March 1, 2016.  In addition, the Thirteenth Amendment reduces the maximum loan amount available under the Loan Agreement from $9,350,000 to $8,350,000 and the maximum revolving advance amount available from $5,000,000 to $4,000,000.

The foregoing summary of the Thirteenth Amendment is not complete and is qualified in its entirety by reference to the full text of the Thirteenth Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.  Upon a default under the Loan Agreement, including the non-payment of principal or interest, the obligations of the Company under the Loan Agreement may be accelerated and the assets securing the obligations secured.

Item 8.01	Other Events

On February 2, 2016, the Company issued a press release announcing the Thirteenth Amendment and certain additional developments. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Thirteenth Amendment to Revolving Credit, Term Loan and Security Agreement, dated February 1, 2016, between Santander Bank, N.A. and Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC.

99.1	Press release dated February 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: February 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Thirteenth Amendment to Revolving Credit, Term Loan and Security Agreement, dated February 1, 2016, between Santander Bank, N.A. and Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC.

99.1	Press release dated February 2, 2016.

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